Exhibit 99.3

EXECUTION COPY

AMENDMENT TO INTER-CREDITOR AGREEMENT

This amendment (this “Amendment”) is entered into as of June 1, 2005 by and among CONGRESS FINANCIAL CORPORATION (CANADA), a corporation incorporated pursuant to the laws of the Province of Ontario (“Congress Canada”), CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation (“Congress US”), THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“BNS”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), the other SUBORDINATED LENDERS signatory hereto, SMTC CORPORATION, a Delaware corporation (“SMTC”), HTM HOLDINGS, INC., a Delaware corporation (“HTM”), SMTC MANUFACTURING CORPORATION OF CALIFORNIA, a California corporation (“SMTC California”), SMTC MANUFACTURING CORPORATION OF WISCONSIN, a Wisconsin corporation (“SMTC Wisconsin”), SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS, a Massachusetts corporation (“SMTC Massachusetts”), SMTC MEX HOLDINGS, INC., a Delaware corporation (“SMTC Mex”), SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA, a corporation incorporated under the laws of the Province of Ontario (“SMTC Canada”) and the other SMTC PARTIES signatory hereto.

RECITALS

WHEREAS, Congress Canada, Congress US, BNS, Lehman Commercial Paper Inc., GECC, the other Subordinated Lenders, SMTC, HTM, SMTC California, SMTC Wisconsin, SMTC Massachusetts, SMTC Mex, SMTC Canada, the other SMTC Parties, and certain other parties thereto have entered into an Inter-Creditor Agreement dated as of June 1, 2004 (as heretofore or hereafter amended, modified, supplemented or restated, the “Inter-Creditor Agreement”, capitalized terms used herein and not otherwise defined being used herein as defined in the Inter-Creditor Agreement); and

WHEREAS, Lehman Commercial Paper Inc. has resigned as General Administrative Agent and Collateral Monitoring Agent under the Subordinated Financing Agreements and GECC has been appointed as the successor General Administrative Agent and Collateral Monitoring Agent under the Subordinated Financing Agreements, and the parties to the Inter-Creditor Agreement desire to acknowledge such resignation and appointment and to amend the Inter-Creditor Agreement accordingly.

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NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Amendment to the Inter-Creditor Agreement.

(a) The fourth paragraph of the recitals of the Inter-Creditor Agreement shall be amended and restated in its entirety to read as follows:

GENERAL ELECTRIC CAPITAL CORPORATION, a corporation incorporated under the laws of Delaware and having a place of business at 500 West Monroe Street, Chicago, IL 60661, (Fax # (312) 441-7030)

(hereinafter called “GECC”)

OF THE FOURTH PART

(b) Subsection 1.1(gg) of the Inter-Creditor Agreement shall be amended and restated in its entirety to read as follows:

“General Administrative Agent and Collateral Monitoring Agent” shall mean GECC acting in such capacity pursuant to the terms of the Amended Subordinated Credit Facility Agreement;

(c) Section 8.14(a)(ii) of the Inter-Creditor Agreement is hereby amended and restated in its entirety to read as follows:

(ii) the Subordinated Parties in care of the General Administrative Agent and Collateral Monitoring Agent at the address set forth above for GECC and to the attention of the Account Manager-SMTC;

(d) Each reference to “General Administrative Agent” or “Collateral Monitoring Agent” in the Inter-Creditor Agreement and all other agreements, documents or instruments previously or hereafter executed and delivered pursuant to the terms thereof shall mean a reference to “General Electric Capital Corporation” or “GECC”, in its individually capacity, as General Administrative Agent or as Collateral Monitoring Agent, as applicable.

2. Representations and Warranties of GECC. GECC hereby represents and warrants that it is legally authorized to enter into this Amendment.

3. Representations and Warranties of SMTC Parties.

(a) The Recitals in this Amendment are true and correct in all respects.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c) Each of the SMTC Parties has the power, and has been duly authorized by all requisite action, to execute and deliver this Amendment and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Amendment has been duly executed by each of the SMTC Parties and the other documents and agreements executed and delivered in connection herewith to which any of the SMTC Parties is a party have been duly executed and delivered by each of them.

(d) This Amendment is the legal, valid and binding obligation of each of the SMTC Parties.

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(e) There is no pending or, to the knowledge of any of the SMTC Parties after due inquiry, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order, damages or other relief with respect to the transactions contemplated by this Amendment and the other documents and agreements executed or delivered in connection herewith.

4. Conditions Precedent to Effectiveness. This Amendment shall not be effective unless and until the date (the “Effective Date”), when each of the parties hereto shall have delivered to GECC executed counterparts of this Agreement.

5. Further Assurances. Without limiting their obligations in any way under the Inter-Creditor Agreement, the SMTC Parties reaffirm and acknowledge their obligations to GECC as General Administrative Agent, Collateral Monitoring Agent and/or a Subordinated Lender with respect to the Inter-Creditor Agreement and the other Subordinated Financing Agreements and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the satisfaction of GECC notwithstanding whether any of the foregoing was or were previously satisfactory to the prior General Administrative Agent or Collateral Monitoring Agent, in such previous capacity.

6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of Congress Canada, Congress US, the Subordinated Lenders and GECC and shall be binding upon the successors and assigns of the SMTC Parties.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

8. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE INTER-CREDITOR AGREEMENT, OR, IF NO JURISDICTION IS SET FORTH THEREIN, BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

CONGRESS FINANCIAL CORPORATION (CANADA), as lender

By:	/s/ Sophia Ljucovic
Name:	Sophia Ljucovic
Title:	Vice President, Loan Officer Congress Financial Corporation (Canada)

CONGRESS FINANCIAL CORPORATION (CENTRAL), as lender and US Collateral Agent

By:	/s/ Sophia Ljucovic
Name:	Sophia Ljucovic
Title:	Vice President, Loan Officer
Congress Financial Corporation (Canada)

GENERAL ELECTRIC CAPITAL CORPORATION, as General Administrative Agent, Collateral Monitoring Agent, Documentation Agent and Subordinated Lender

By:	/s/ Kathleen M. Bird
Name:	Kathleen M. Bird
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, as Syndication Agent and Subordinated Lender

By:	/s/ Diane Emanuel
Name:	Diane Emanuel
Title:	Director

Signature Page to Amendment

to Inter-Creditor Agreement

CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender

By:	/s/ Steve Martin
Name:	Steve Martin
Title:	Vice President

By:	/s/ Lincoln Burkitt
Name:	Lincoln Burkitt
Title:	Vice President, OTC Derivative Support

Signature Page to Amendment

to Inter-Creditor Agreement

IBM CANADA, LTD., as Subordinated Lender

By:	/s/ Luc Grenon
Name:	Luc Grenon
Title:	GM, IBM Global Financing

AMMC CDO I, LIMITED, as Subordinated Lender

	By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

AMMC CDO II, LIMITED, as Subordinated Lender

	By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SPCP GROUP, L.L.C., as Subordinated Lender

By:	/s/ Jeffrey A. Gelfand
Name:	Jeffrey A. Gelfand
Title:	Authorized Signatory

SMTC CORPORATION

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Inter-Creditor Agreement

HTM HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF CALIFORNIA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF WISCONSIN

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MEX HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Inter-Creditor Agreement

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF TEXAS

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Inter-Creditor Agreement

RADIO COMPONENTES DE MEXICO S.A. DE C.V.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC NOVA SCOTIA COMPANY

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

940862 ONTARIO INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

Signature Page to Amendment

to Inter-Creditor Agreement